Exhibit 99.1

News Release

For immediate release:

Contact:	Investors	Media
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2023 Results

SPOKANE, Wash., October 30, 2023 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $23.7 million, or $0.29 per diluted share, on revenues of $265.5 million for the quarter ended September 30, 2023. Excluding an after-tax gain on insurance recoveries, adjusted net income was $11.4 million, or $0.14 per diluted share for the third quarter of 2023. Net income was $46.0 million, or $0.64 per diluted share, on revenues of $306.7 million for the quarter ended September 30, 2022. Excluding an after-tax gain on insurance recoveries and CatchMark merger-related expenses, adjusted net income was $53.2 million, or $0.74 per diluted share, for the third quarter of 2022.

Third Quarter 2023 Highlights

•
Generated Total Adjusted EBITDDA of $56.3 million and Total Adjusted EBITDDA margin of 21.2%
•
Repurchased 283,000 shares for $12.7 million, or $45 per share
•
Maintained strong liquidity position of $602 million as of September 30, 2023

“Our third quarter 2023 results reflect improved financial performance across all of our business segments,” said Eric Cremers, president and chief executive officer. “Each of our teams delivered solid results amid the backdrop of higher interest rates and an uncertain macroeconomic environment. During the third quarter, we continued to focus on strategically deploying our capital including returning $49 million to shareholders in the form of dividends and share repurchases. We remain positive on long-term housing-related fundamentals that drive demand in our business. Our balance sheet and liquidity remains strong, providing flexibility to navigate the current economic environment and grow shareholder value over the long-term," stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q3 2023	Q2 2023	Q3 2022
Revenues	$265.5	$246.1	$306.7
Net income	$23.7	$22.3	$46.0
Weighted average shares outstanding, diluted (in thousands)	80,379	80,416	71,623
Net income per diluted share	$0.29	$0.28	$0.64

Adjusted Net Income[1]	$11.4	$5.2	$53.2
Adjusted Net Income per diluted share[1]	$0.14	$0.06	$0.74

Total Adjusted EBITDDA[1]	$56.3	$45.5	$101.1
Total Adjusted EBITDDA Margin[1]	21.2%	18.5%	33.0%
Dividends per share[2]	$0.45	$0.45	$0.44
Net cash from operations	$41.0	$37.2	$80.3
Cash and cash equivalents	$302.8	$331.2	$484.0

1 Adjusted Net Income, Adjusted Net Income per diluted share, Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures. Refer to "Non-GAAP Measures" and "Non-GAAP Reconciliations" below for more information and reconciliations to GAAP, where applicable.

2 The regular dividend was increased 2.3% to $0.45 per quarter in Q4 2022.

Business Performance: Q3 2023 vs. Q2 2023

Timberlands

Third Quarter 2023 Highlights

•
Timberlands Adjusted EBITDDA increased $12.6 million from Q2 2023
•
Northern and Southern harvest volumes increased seasonally
•
Northern sawlog prices increased 12% primarily due to higher indexed sawlog prices
•
Southern sawlog and pulpwood prices were stable

($ in millions)	Q3 2023	Q2 2023	$ Change
Timberlands Revenues	$109.8	$88.7	$21.1

Timberlands Adjusted EBITDDA[1]	$42.0	$29.4	$12.6

1 Refer to "Segment Information" below for additional information.

Wood Products

Third Quarter 2023 Highlights

•
Wood Products Adjusted EBITDDA increased $3.2 million from Q2 2023
•
Average lumber price increased 1% to $481 per MBF, or thousand board feet, in Q3 2023
•
Per-unit log costs decreased on lower log costs and improved recoveries

($ in millions)	Q3 2023	Q2 2023	$ Change
Wood Products Revenues	$165.1	$167.7	$(2.6)

Wood Products Adjusted EBITDDA[1]	$15.1	$11.9	$3.2

1 Refer to "Segment Information" below for additional information.

Real Estate

Third Quarter 2023 Highlights

•
Real Estate Adjusted EBITDDA increased $2.0 million from Q2 2023
•
Sold 3,275 acres of rural land at an average price of $3,546 / acre
•
Sold 32 residential lots at an average price of $89,122 / lot
•
Sold 1 commercial lot for $1.4 million, or $972,222 / acre

($ in millions)	Q3 2023	Q2 2023	$ Change
Real Estate Revenues	$19.2	$17.0	$2.2

Real Estate Adjusted EBITDDA[1]	$14.2	$12.2	$2.0

1 Refer to "Segment Information" below for additional information.

Non-GAAP Measures

This press release includes certain financial measures that are not in accordance with accounting principles generally accepted in the United States (GAAP). Management believes that these non-GAAP measures, when read in conjunction with our GAAP financial statements, provide useful information to investors and other interested parties as described below. The presentation of these non-GAAP financial measures should be considered only as supplemental to, are not intended to be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may not be the same as or comparable to other similarly titled non-GAAP measures presented by other companies due to potential inconsistencies in methods of calculation.

Adjusted Net Income and Adjusted Net Income per diluted share are non-GAAP measures that represent GAAP net income and GAAP net income per diluted share before certain items, net of tax, that management believes impact the ability to compare the performance of our business, either period-over-period or with other businesses.

Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures that remove the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis and can be used to evaluate the operational performance of assets under management.

We define Total Adjusted EBITDDA Margin as Total Adjusted EBITDDA divided by Revenues.

Reconciliations of Total Adjusted EBITDDA, Adjusted Net Income and Adjusted Net Income per diluted share to their most comparable GAAP measures are set forth in the accompanying “Non-GAAP Reconciliations” at the end of this release.

Conference Call Information

A live conference call and webcast will be held Tuesday, October 31, 2023, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the above website.

A replay of the conference call will be available two hours following the call until November 7, 2023 by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic Corporation (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 2.2 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; long-term housing market fundamentals; disciplined and opportunistic capital allocation strategy; and similar matters. Words such as “over the long term,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amounts)	2023	2023	2022	2023	2022
Revenues	$265,509	$246,101	$306,693	$769,572	$1,077,640
Costs and expenses:
Cost of goods sold	226,303	215,063	220,876	665,716	592,057
Selling, general and administrative expenses	19,303	17,585	18,878	55,118	55,584
CatchMark merger-related expenses	—	244	26,007	2,453	26,007
Gain on fire damage	(16,326)	(23,110)	(24,913)	(39,436)	(34,505)
	229,280	209,782	240,848	683,851	639,143
Operating income	36,229	36,319	65,845	85,721	438,497
Interest expense, net	(7,971)	(7,613)	(8,280)	(15,783)	(18,593)
Pension settlement charge	—	—	—	—	(14,165)
Non-operating pension and other postretirement employee benefit costs	(228)	(229)	(1,808)	(685)	(5,546)
Other	370	258	(1)	638	(1)
Income before income taxes	28,400	28,735	55,756	69,891	400,192
Income taxes	(4,725)	(6,429)	(9,801)	(7,650)	(70,135)
Net income	$23,675	$22,306	$45,955	$62,241	$330,057

Net income per share:
Basic	$0.30	$0.28	$0.64	$0.78	$4.70
Diluted	$0.29	$0.28	$0.64	$0.78	$4.69
Dividends per share	$0.45	$0.45	$0.44	$1.35	$1.32
Weighted-average shares outstanding:
Basic	80,132	80,145	71,486	80,102	70,171
Diluted	80,379	80,416	71,632	80,279	70,308

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$302,799	$343,809
Customer receivables, net	30,762	22,813
Inventories, net	82,537	67,958
Other current assets	56,606	36,955
Total current assets	472,704	471,535
Property, plant and equipment, net	334,350	318,184
Investment in real estate held for development and sale	55,928	55,490
Timber and timberlands, net	2,459,508	2,508,372
Intangible assets, net	16,085	17,420
Other long-term assets	209,703	179,554
Total assets	$3,548,278	$3,550,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$115,334	$94,861
Current portion of long-term debt	39,996	39,979
Current portion of pension and other postretirement employee benefits	4,926	4,926
Total current liabilities	160,256	139,766
Long-term debt	993,562	992,701
Pension and other postretirement employee benefits	80,581	77,396
Deferred tax liabilities, net	38,419	41,790
Other long-term obligations	36,363	35,749
Total liabilities	1,309,181	1,287,402
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, 200,000 and 100,000 shares authorized and 79,628 and 79,683 shares issued and outstanding	79,628	79,683
Additional paid-in capital	2,301,301	2,294,797
Accumulated deficit	(267,725)	(208,979)
Accumulated other comprehensive income	125,893	97,652
Total stockholders’ equity	2,239,097	2,263,153
Total liabilities and stockholders' equity	$3,548,278	$3,550,555

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$23,675	$22,306	$45,955	$62,241	$330,057
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	30,658	27,496	27,707	90,327	67,960
Basis of real estate sold	6,109	4,884	6,845	21,624	25,024
Change in deferred taxes	(1,764)	(2,609)	730	(3,979)	(1,359)
Pension and other postretirement employee benefits	1,610	1,612	3,539	4,833	10,936
Pension settlement charge	—	—	—	—	14,165
Equity-based compensation expense	2,616	1,577	11,717	6,472	16,141
Gain on fire damage	(16,326)	(23,110)	(24,913)	(39,436)	(34,505)
Interest received under swaps with other-than-insignificant financing element	(6,884)	(6,313)	—	(18,651)	—
Other, net	1,792	1,911	144	5,648	(455)
Change in working capital and operating-related activities, net	(9,773)	2,871	(5,901)	(24,107)	14,071
Real estate development expenditures	(2,939)	(1,896)	(1,796)	(7,243)	(6,986)
Funding of pension and other postretirement employee benefits	128	(1,217)	(1,026)	(2,176)	(3,290)
Proceeds from insurance recoveries	12,049	9,706	17,250	21,755	26,678
Net cash from operating activities	40,951	37,218	80,251	117,308	458,437

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(17,933)	(5,880)	(7,223)	(28,068)	(44,000)
Timberlands reforestation and roads	(6,299)	(4,596)	(3,832)	(17,013)	(12,220)
Acquisition of timber and timberlands	(55)	(1,621)	(53,863)	(1,676)	(96,081)
Proceeds from property insurance	1,356	—	—	1,356	—
Cash acquired in CatchMark merger	—	—	23,571	—	23,571
Interest received under swaps with other-than-insignificant financing element	6,375	5,849	—	17,279	—
Other, net	36	242	2,318	700	935
Net cash from investing activities	(16,520)	(6,006)	(39,029)	(27,422)	(127,795)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(35,960)	(35,958)	(35,530)	(107,880)	(96,578)
Repurchase of common stock	(11,012)	(394)	(371)	(11,406)	(4,527)
Proceeds from issuance of long-term debt	—	—	277,500	—	277,500
Repayment of long-term debt	—	—	(300,000)	—	(303,000)
Other, net	(360)	(1,117)	(4,026)	(2,315)	(6,120)
Net cash from financing activities	(47,332)	(37,469)	(62,427)	(121,601)	(132,725)
Change in cash, cash equivalents and restricted cash	(22,901)	(6,257)	(21,205)	(31,715)	197,917
Cash, cash equivalents and restricted cash, beginning	336,777	343,034	515,894	345,591	296,772
Cash, cash equivalents and restricted cash, ending[1]	$313,876	$336,777	$494,689	$313,876	$494,689

1 Includes $11.1 million, $5.6 million and $10.7 million at September 30, 2023, June 30, 2023 and September 30, 2022, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands)	2023	2023	2022	2023	2022
Revenues
Timberlands	$109,808	$88,617	$134,576	$313,663	$363,719
Wood Products	165,108	167,669	193,431	485,572	755,806
Real Estate	19,152	17,064	19,008	60,079	79,809
	294,068	273,350	347,015	859,314	1,199,334
Intersegment Timberlands revenues	(28,559)	(27,243)	(40,322)	(89,736)	(121,694)
Other intersegment revenues	—	(6)	—	(6)	—
Consolidated revenues	$265,509	$246,101	$306,693	$769,572	$1,077,640

Adjusted EBITDDA[1]
Timberlands	$42,062	$29,316	$64,482	$118,017	$198,806
Wood Products	15,039	11,967	31,258	26,975	288,465
Real Estate	14,165	12,237	14,140	45,867	66,080
Corporate	(11,696)	(10,521)	(12,629)	(32,958)	(36,125)
Eliminations and adjustments	(3,292)	2,446	3,839	1,599	4,596
Total Adjusted EBITDDA	56,278	45,445	101,090	159,500	521,822
Interest expense, net[2]	(7,971)	(7,613)	(8,280)	(15,783)	(18,593)
Depreciation, depletion and amortization	(30,248)	(27,087)	(27,329)	(89,099)	(66,838)
Basis of real estate sold	(6,109)	(4,884)	(6,845)	(21,624)	(25,024)
CatchMark merger-related expenses	—	(244)	(26,007)	(2,453)	(26,007)
Gain on fire damage	16,326	23,110	24,913	39,436	34,505
Pension settlement charge	—	—	—	—	(14,165)
Non-operating pension and other postretirement employee benefits	(228)	(229)	(1,808)	(685)	(5,546)
(Loss) gain on disposal of fixed assets	(18)	(21)	23	(39)	39
Other	370	258	(1)	638	(1)
Income before income taxes	$28,400	$28,735	$55,756	$69,891	$400,192

Depreciation, depletion and amortization
Timberlands	$19,267	$15,895	$16,963	$55,623	$40,687
Wood Products	10,740	10,948	10,069	32,723	25,226
Real Estate	120	121	175	397	518
Corporate	121	123	122	356	407
	30,248	27,087	27,329	89,099	66,838
Bond discounts and deferred loan fees[2]	410	409	378	1,228	1,122
Total depreciation, depletion and amortization	$30,658	$27,496	$27,707	$90,327	$67,960

Basis of real estate sold
Real Estate	$6,111	$4,887	$6,845	$21,629	$25,033
Eliminations and adjustments	(2)	(3)	—	(5)	(9)
Total basis of real estate sold	$6,109	$4,884	$6,845	$21,624	$25,024

1 Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA below.

2 Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Non-GAAP Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amount)	2023	2023	2022	2023	2022
Total Adjusted EBITDDA[1]
Net income (GAAP)	$23,675	$22,306	$45,955	$62,241	$330,057
Interest expense, net	7,971	7,613	8,280	15,783	18,593
Income taxes	4,725	6,429	9,801	7,650	70,135
Depreciation, depletion and amortization	30,248	27,087	27,329	89,099	66,838
Basis of real estate sold	6,109	4,884	6,845	21,624	25,024
CatchMark merger-related expenses	—	244	26,007	2,453	26,007
Gain on fire damage	(16,326)	(23,110)	(24,913)	(39,436)	(34,505)
Pension settlement charge	—	—	—	—	14,165
Non-operating pension and other postretirement benefit costs	228	229	1,808	685	5,546
Loss (gain) on disposal of fixed assets	18	21	(23)	39	(39)
Other	(370)	(258)	1	(638)	1
Total Adjusted EBITDDA	$56,278	$45,445	$101,090	$159,500	$521,822

Adjusted Net Income[1]
Net income (GAAP)	$23,675	$22,306	$45,955	$62,241	$330,057
Special items after tax:
CatchMark merger-related expenses	—	244	25,823	2,453	25,823
Gain on fire damage	(12,244)	(17,333)	(18,559)	(29,577)	(25,706)
Pension settlement charge	—	—	—	—	10,553
Adjusted Net Income	$11,431	$5,217	$53,219	$35,117	$340,727

Adjusted Net Income Per Diluted Share[1]
Net income per diluted share (GAAP)	$0.29	$0.28	$0.64	$0.78	$4.69
Special items after tax:
CatchMark merger-related expenses	—	—	0.36	0.03	0.37
Gain on fire damage	(0.15)	(0.22)	(0.26)	(0.37)	(0.37)
Pension settlement charge	—	—	—	—	0.15
Adjusted Net Income Per Diluted Share	$0.14	$0.06	$0.74	$0.44	$4.84

1 See "Non-GAAP Measures" above for further details on management's use of these measures.